Exhibit 10.15

Attachment A

(Revised 12/31/2007. Replaces Attachment A dated 4/20/2006.)

Pursuant to Section 1.03(a), the following are the Employees who are eligible to participate in the Plan:

James E. Dykes
Clyde R. Hosein
Franco Plastina
Dolph W. von Arx
Harvey A. Wagner
Thomas H. Werner

Employer:	Cree, Inc.

By	/s/ Brenda F. Castonguay

Title	Vice President Administration

Date	December 31, 2007

Note: The Employer must revise Attachment A to add Employees as they become eligible or delete Employees who are no longer eligible. Attachment A should be signed and dated every time a change is made.